                                                                    EXHIBIT B(3)
                                  PROJECT HOOPS

                           Fairness Committee Meeting

                                August 19, 1999

                                  PROJECT HOOPS
--------------------------------------------------------------------------------
                                Table of Contents

SECTION    I     TRANSACTION OVERVIEW

SECTION    II    OVERVIEW OF KNICKS

SECTION    III   PRELIMINARY STANDALONE VALUATION

    TAB    A     Valuation Summary
    TAB    B     Discounted Cash Flow Valuation
    TAB    C     Comparable Company Valuation
    TAB    D     Precedent Transaction Valuation

SECTION    IV    PRO FORMA MERGER ANALYSIS

SECTION    V     DRAFT FAIRNESS OPINION LETTER

--------------------------------------------------------------------------------

                              TRANSACTION OVERVIEW

--------------------------------------------------------------------------------

                                  PROJECT HOOPS
--------------------------------------------------------------------------------
                                Transaction Terms

Description:                       o Acquisition of Knicks

Form of Consideration:             o Cash

Spurs Offer per Share:             o $35.00

Increased Dividend:                o $0.48 increase ($0.06 for 3 quarters and
                                     $0.30 special dividend at closing)

Implied Knicks Equity Value:       o $1,455 MM(1)

Management:                        o TBD

Other Terms:                       o Release of Spurs from current restrictions
                                     to pursue business opportunities in the
                                     U.S. while awaiting for approval of the
                                     transaction

Transaction Protection Measures:   o Termination fee: $42 million plus expenses
                                     capped at $3 million

                                   o No Solicitation Clause

                                   o Strict Fiduciary Out

Board Approval:                    o Spurs and Knicks Board approvals required

Shareholder Approvals:             o Shareholder Approval required for Knicks
                                     Shareholders

Regulatory Approvals:              o State Regulatory Approvals

                                   o Hart - Scott - Rodino

Tax Treatment:                     o Taxable to Knicks shareholders

Accounting Treatment:              o Purchase

Expected Closing:                  o 6-9 months

           Note: (1) Based on 41.0 million fully diluted Knicks shares outstanding as of 7/31/99.


                                    B(3)-1

                                  PROJECT HOOPS
--------------------------------------------------------------------------------
            Selected Water Industry Precedent Transaction Multiples

                        (%) Premium to Prior Month Price

                                   [GRAPHIC]

                                  Median 42.9%

-----------------------------------------------------------------------------------------------
 Spurs     California       NIPSCO/      Philadelphia     Yorkshire/     Enron/     American
             Water/      Indianapolis      Suburban/      Aquarion       Wessex      Water
           Dominguez                       Consumers                                 Works/
                                             Water                                  National
                                                                                 Enterprises(1)
-----------------------------------------------------------------------------------------------
  58.1      52.7(2)          44.6            42.9           42.5          37.2        N.A.
-----------------------------------------------------------------------------------------------

                      (x) Equity Value/Tangible Book Value

                                   [GRAPHIC]

                                  Median 2.72x

-----------------------------------------------------------------------------------------------
 Spurs     California       NIPSCO/       Yorkshire/   Philadelphia       American      Enron/
             Water/      Indianapolis     Aquarion       Suburban/         Water        Wessex
           Dominguez                                     Consumers         Works/
                                                           Water          National
                                                                       Enterprises(1)
-----------------------------------------------------------------------------------------------
  3.34       3.22            3.02           2.92            2.43            2.43         2.06
-----------------------------------------------------------------------------------------------

                         (x) Aggregate Value/LTM EBITDA

                                   [GRAPHIC]

                                  Median 10.2x

-----------------------------------------------------------------------------------------------
 Spurs     California    Philadelphia     Yorkshire/       NIPSCO/       Enron/     American
             Water/        Suburban/      Aquarion      Indianapolis     Wessex      Water
           Dominguez       Consumers                                                 Works/
                             Water                                                  National
                                                                                 Enterprises(1)
-----------------------------------------------------------------------------------------------
  14.5       13.1            10.3            10.2           9.8           9.5         N.A.
-----------------------------------------------------------------------------------------------

                        (x) Equity Value/LTM Net Income

                                   [GRAPHIC]

                                  Median 23.6x

-----------------------------------------------------------------------------------------------
 Spurs     California       American        NIPSCO/      Philadelphia     Yorkshire/     Enron/
             Water/          Water       Indianapolis      Suburban/      Aquarion       Wessex
           Dominguez         Works/                        Consumers
                            National                         Water
                         Enterprises(1)
-----------------------------------------------------------------------------------------------
  34.6       33.8             25.6            23.6           22.8           22.1          12.9
-----------------------------------------------------------------------------------------------

Notes: (1)  National Enterprises was a privately owned company.
       (2) Represents the premium prior to the initial California Water announcements in November 1998.


                                    B(3)-2

                                  PROJECT HOOPS
--------------------------------------------------------------------------------
                    Knicks Trading Valuation Matrix (1) (2)
                          ($MM, except per share data)

                                 PROJECT HOOPS
--------------------------------------------------------------------------------
                         Knicks Trading Valuation Matrix(1)(2)
                          ($MM, except per share data)

                                                   Equity Value
                                   -----------------------------------------           Aggregate Value/LTM
  Price      Equity    Aggregate        LTM            Book       Tang. Book    -----------------------------------
Per Share   Value(2)    Value(3)   Earnings(4)(5)   Value(5)(6)   Value(5)(6)   Sales(5)   EBITDA(4)(5)   EBIT(4)(5)
---------   --------    --------   --------------   -----------   -----------   --------   ------------   ----------
                                       $42.1           $497.6         $436.0    $365.6         $153.9       $111.2

  $19.00       $769      $1,546         18.3x            1.55x          1.76x      4.2x          10.0         13.9x
   20.00        810       1,588         19.3             1.63           1.86       4.3           10.3         14.3
   21.00        852       1,630         20.3             1.71           1.95       4.5           10.6         14.6
   22.00        894       1,671         21.3             1.80           2.05       4.6           10.9         15.0
   23.00        936       1,713         22.2             1.88           2.15       4.7           11.1         15.4
   24.00        977       1,755         23.2             1.96           2.24       4.8           11.4         15.8
   25.00      1,019       1,796         24.2             2.05           2.34       4.9           11.7         16.1
   26.00      1,061       1,838         25.2             2.13           2.43       5.0           11.9         16.5
   27.00      1,102       1,880         26.2             2.22           2.53       5.1           12.2         16.9
   28.00      1,144       1,921         27.2             2.30           2.62       5.3           12.5         17.3
   29.00      1,186       1,963         28.2             2.38           2.72       5.4           12.8         17.6
   30.00      1,227       2,005         29.2             2.47           2.81       5.5           13.0         18.0
   31.00      1,269       2,046         30.2             2.55           2.91       5.6           13.3         18.4
   32.00      1,311       2,088         31.2             2.63           3.01       5.7           13.6         18.8
   33.00      1,352       2,130         32.2             2.72           3.10       5.8           13.8         19.1
   34.00      1,394       2,171         33.1             2.80           3.20       5.9           14.1         19.5
   35.00      1,436       2,213         34.1             2.89           3.29       6.1           14.4         19.9
   35.48      1,456       2,233         34.6             2.93           3.34       6.1           14.5         20.1
   36.00      1,477       2,255         35.1             2.97           3.39       6.2           14.7         20.3
   37.00      1,519       2,296         36.1             3.05           3.48       6.3           14.9         20.6
   38.00      1,561       2,338         37.1             3.14           3.58       6.4           15.2         21.0
   39.00      1,602       2,380         38.1             3.22           3.68       6.5           15.5         21.4
   40.00      1,644       2,421         39.1             3.30           3.77       6.6           15.7         21.8


                                  Premium/(Discount)
  Price      Premium/(Discount)    to Prior 30-Day
Per Share     to 8/12/99 Price          Price
---------     ----------------          -----
                   $23.06               $22.44

  $19.00            (17.6)               (15.3)
   20.00            (13.3)               (10.9)
   21.00             (8.9)                (6.4)
   22.00             (4.6)                (1.9)
   23.00             (0.3)                 2.5
   24.00              4.1                  7.0
   25.00              8.4                 11.4
   26.00             12.7                 15.9
   27.00             17.1                 20.3
   28.00             21.4                 24.8
   29.00             25.7                 29.2
   30.00             30.1                 33.7
   31.00             34.4                 38.2
   32.00             38.8                 42.6
   33.00             43.1                 47.1
   34.00             47.4                 51.5
   35.00             51.8                 56.0
   35.48             53.8                 58.1
   36.00             56.1                 60.4
   37.00             60.4                 64.9
   38.00             64.8                 69.4
   39.00             69.1                 73.8
   40.00             73.4                 78.3

Notes:
----------
(1)   Boxes represent the range of multiples paid in precedent transactions.
(2) Based on 38.8 million Knicks shares outstanding as of 7/31/99, 1.6 million shares converted from preference stock and 1.3 million options at an average exercise price of $18.35.
(3) Includes total debt and preferrred of $821 MM (excluding convertible preference shares), net of $43 MM cash as of 6/30/99.
(4) Excludes the gain on sale of Harrison Plaza of $5.8MM in the first quarter of 1999.
(5)   Financial statistics for the period ending 6/30/99.
(6)   Includes the conversion of $26.1 million of convertible preference shares.


                                    B(3)-3

--------------------------------------------------------------------------------

                               OVERVIEW OF KNICKS

--------------------------------------------------------------------------------

                                 PROJECT HOOPS
--------------------------------------------------------------------------------
                               Market Overview (1)
                          ($MM, except per share data)

                                            ---------------   -----------------
                                                 Knicks            Spurs
                                            ---------------   -----------------
Market Price (08/18/99)                          $27.63            $172.67
52 Week Range                               $16.38 - $29.00   $126.99 - $196.50
Shares Outstanding (MM) (2)                       41.0              149.1
Equity Market Value                             $1,133             $25,748
Tangible Book Value                              $436               $9,891
Market/Book Ratio                                2.60x              2.60x
Total Debt and Preferred                         $821              $28,788
Total Market Capitalization                     $1,954             $54,537
Total Book Capitalization                       $1,257             $38,680
  Total Debt / Book Capitalization               65.3%              74.4%
  Total Debt / Market Capitalization             42.0%              52.8%
LTM Revenue                                      $366              $34,924

Calendarized I/B/E/S EPS Estimates (3)
  1999E                                         $1.28               $7.26
  2000E                                          1.35                8.20
  2001E                                          1.42                9.39
  Five Year Estimated EPS Growth                 5.50%              14.60%

Implied P/E Ratios (I/B/E/S)
  1999E                                         21.6x               23.8x
  2000E                                         20.5x               21.1x
  2001E                                         19.4x               18.4x

Indicated Dividend                              $0.96               $4.27
Indicated Dividend Yield                         3.5%                2.5%
Indicated Dividend Payout Ratio
  1999E                                         75.0%               58.8%
  2000E                                         71.1%               52.1%
  2001E                                         67.4%               45.4%

S&P Credit Rating                                A-                   A+
                                            ---------------   -----------------

Notes: (1) All financial information as of 6/30/99.
       (2) Includes shares converted from preference stock.
       (3) EPS estimates calendarized to fiscal year ending 12/31.


                                    B(3)-4

                                 PROJECT HOOPS
--------------------------------------------------------------------------------
                        Analysis of Knicks Shareholdings

                                                                    Total Assets
                                                                        Under                  Current           Cumulative  Report
        Institution                       Equity Orientation         Management    Change     Holdings    %TSO      %TSO      Date
------------------------------------   ---------------------------  ------------  --------   ----------   -----  ----------  -------
Suez Lyonnaise des Eaux S.A            n/a                              n/a              0   13,322,159   32.5%     32.5%    6/01/99
The Adams Express Company              n/a                              n/a              0      850,000    2.1%     34.5%    3/31/99
Deutsche Asset Management (US)         Index, Growth, Value             n/a         35,700      734,793    1.8%     36.3%    3/31/99
Dimensional Fund Advisors, Inc.        Index, Value                    13.2        (50,000)     592,595    1.4%     37.8%    6/30/99
Barclays Global Investors, N.A         Growth, Value, Index, Quant.     n/a        (58,337)     528,077    1.3%     39.1%    3/31/99
T. Rowe Price Associates, Inc.         Growth, Value                   94.0         24,400      395,900    1.0%     40.0%    3/31/99
The Vanguard Group                     Growth, Value, Index           223.7         22,500      212,912    0.5%     40.6%    6/30/99
The Northern Trust Company             Value, Growth                  124.3          2,277      193,985    0.5%     41.0%    3/31/99
Columbia Management Company            Growth, Value                   18.5       (314,200)     191,200    0.5%     41.5%    3/31/99
Bank of America Investment Mgmt (MO)   Value                           42.7         (3,457)     186,996    0.5%     42.0%    6/30/99
STI Capital Management                 Growth, Index, Value            11.0         25,000      159,882    0.4%     42.3%    6/30/99
Mellon Private Asset Management        Index, Value                    25.4         (2,700)     140,468    0.3%     42.7%    6/30/99
Teacher Retirement System of Texas     Value                            n/a              0      140,000    0.3%     43.0%   12/31/98
State Street Bank and Tr. Co. Boston   Growth, Value                  232.4         (2,500)     138,343    0.3%     43.4%    6/30/99
State Teachers Retirmnt Syst. - Ohio   n/a                              n/a              0      136,300    0.3%     43.7%    3/31/99
TIAA-CREF Investment Management Inc.   Growth, Index                   63.3              0      128,300    0.3%     44.0%    6/30/99
American Express Financial Advisors    Growth, Value, Index           128.0        108,840      108,840    0.3%     44.3%    6/30/99
Fidelity Management & Research Co.     Growth, Value, Income          433.8        (51,800)     108,700    0.3%     44.5%    3/31/99
California State Teachers Retirement   Index                            n/a              0      108,394    0.3%     44.8%    3/31/99
Chase Global Asset Management (NY)     Growth                           n/a          8,900       91,443    0.2%     45.0%    6/30/99
Virginia Retirement System             n/a                              n/a              0       85,600    0.2%     45.2%    6/30/99
California Public Employees Rtmnt      Growth                           n/a         82,800       82,800    0.2%     45.4%    3/31/99
Merrill Lynch Asset Management (US)    Value                          212.9          2,140       75,640    0.2%     45.6%    6/30/99
Fraser Management Associates, Inc.     Value                            0.1           (600)      73,900    0.2%     45.8%    3/31/99
Old Kent Bank (MI)                     Value, Growth                   10.4              0       71,600    0.2%     46.0%    3/31/99
NPI                                    n/a                              n/a              0       66,100    0.2%     46.1%   11/30/98
Correll (Donald L.)                    n/a                              n/a              0       63,290    0.2%     46.3%    1/29/99
Prudential Investments                 Value, Growth                   66.7          4,600       52,200    0.1%     46.4%    6/30/99
Alliance Capital Management L.P.       Growth, Value                  173.7         (1,500)      52,000    0.1%     46.5%    6/30/99
Deere & Company Pension Fund           n/a                              n/a              0       50,900    0.1%     46.7%    6/30/99
First Capital Group                    Index, Value, Growth            54.7         (6,290)      49,666    0.1%     46.8%    3/31/99
Comerica Bank - Detroit                Growth                           n/a          1,306       47,900    0.1%     46.9%    6/30/99
World Asset Management                 Index                            9.9         (2,800)      46,600    0.1%     47.0%    3/31/99
Charles Schwab Investment Management   n/a                              n/a          4,000       46,300    0.1%     47.1%    3/31/99
United States Trust Co. of New York    Value                            n/a          2,006       45,492    0.1%     47.2%    6/30/99
Smith Barney Asset Management          Growth, Value                   13.0         (1,565)      39,710    0.1%     47.3%    6/30/99
Fahnestock Asset Management            Growth, Value                    0.7         (3,400)      39,700    0.1%     47.4%   12/31/98
Robert W. Baird & Co. Inc. Invt        n/a                              n/a          3,500       39,300    0.1%     47.5%    3/31/99
Aid Association For Lutherans          Growth                           n/a         16,700       37,700    0.1%     47.6%    6/30/99
Federated Investment Counseling, Inc   Growth, Value                    1.7         33,600       37,236    0.1%     47.7%    3/31/99

Top 40 Holders                                                                    (120,880)  19,572,921   47.7%
Remaining 67 Holders                                                              (232,526)     717,722    1.7%
                                                                                  --------   ----------  -----
Total Holder Holdings                                                             (353,406)  20,290,643   49.5%
                                                                                  ========
Other Holdings                                                                               20,728,902   50.5%
                                                                                             ----------  -----
Total Fully-Diluted Shares Outstanding                                                       41,019,545  100.0%
                                                                                             ==========  =====


                                    B(3)-5

                                  PROJECT HOOPS
--------------------------------------------------------------------------------
                        Knicks Indexed Price Performance

                               Last Twelve Months

                         [TABLE REPRESENTS LINE GRAPH]

                                   US Regulated
              Date      Knicks    Water Companies      S&P 500
              ----      ------    ---------------      -------
             8/18/98    100.00        100.00            100.00
             8/19/98    100.00         98.87             99.71
             8/20/98     99.29         97.95             99.13
             8/21/98    100.00         98.10             98.19
             8/24/98    101.07         99.68             98.81
             8/25/98    100.71        100.64             99.24
             8/26/98    100.36         99.99             98.46
             8/27/98    101.07         98.14             94.68
             8/28/98    101.07         98.34             93.27
             8/31/98    101.43         96.31             86.93
              9/1/98    100.36         98.75             90.29
              9/2/98    100.36         97.70             89.94
              9/3/98    100.00         97.47             89.20
              9/4/98    100.71         97.38             88.44
              9/8/98    101.79         97.63             92.94
              9/9/98     99.64         97.33             91.37
             9/10/98     98.21         97.08             89.01
             9/11/98     97.50         97.18             91.63
             9/14/98     97.14         96.98             93.51
             9/15/98     97.14         98.04             94.23
             9/16/98     96.07         99.06             94.94
             9/17/98     95.36         99.62             92.52
             9/18/98     94.64         99.56             92.63
             9/21/98     95.00         98.46             92.98
             9/22/98     94.29        100.17             93.50
             9/23/98     96.07        100.23             96.81
             9/24/98     96.79        100.20             94.69
             9/25/98     97.14        100.01             94.87
             9/28/98     97.14        101.38             95.23
             9/29/98     97.14        103.02             95.26
             9/30/98     97.14        103.40             92.35
             10/1/98     94.64        103.90             89.57
             10/2/98     95.71        103.82             91.05
             10/5/98    102.50        105.95             89.77
             10/6/98    104.64        107.05             89.41
             10/7/98    104.29        106.39             88.15
             10/8/98    106.07        105.44             87.13
             10/9/98    105.36        103.37             89.39
            10/12/98    104.29        104.09             90.60
            10/13/98    103.57        103.17             90.34
            10/14/98    106.07        104.63             91.31
            10/15/98    105.71        103.83             95.12
            10/16/98    106.79        104.55             95.93
            10/19/98    106.79        105.21             96.48
            10/20/98    108.93        104.70             96.62
            10/21/98    111.07        105.26             97.16
            10/22/98    111.79        104.07             97.94
            10/23/98    111.79        104.46             97.23
            10/26/98    111.43        105.39             97.38
            10/27/98    110.71        104.39             96.74
            10/28/98    108.93        105.18             96.99
            10/29/98    109.29        105.16             98.61
            10/30/98    110.71        105.90             99.77
             11/2/98    112.14        107.41            100.94
             11/3/98    112.86        108.23            100.88
             11/4/98    111.79        109.79            101.59
             11/5/98    112.86        109.82            102.96
             11/6/98    112.14        110.42            103.62
             11/9/98    113.93        109.09            102.63
            11/10/98    113.57        111.27            102.46
            11/11/98    113.21        111.61            101.80
            11/12/98    113.93        111.30            101.50
            11/13/98    110.36        110.02            102.23
            11/16/98    114.29        110.01            103.15
            11/17/98    114.29        110.97            103.46
            11/18/98    114.64        110.03            103.93
            11/19/98    116.79        110.23            104.67
            11/20/98    115.00        109.81            105.66
            11/23/98    114.64        111.30            107.90
            11/24/98    114.29        110.86            107.43
            11/25/98    114.64        111.18            107.78
            11/27/98    115.00        110.66            108.28
            11/30/98    118.57        110.15            105.67
             12/1/98    120.00        110.03            106.73
             12/2/98    119.64        109.40            106.36
             12/3/98    116.79        109.55            104.44
             12/4/98    120.00        110.52            106.86
             12/7/98    127.86        110.99            107.86
             12/8/98    128.93        112.85            107.28
             12/9/98    125.71        112.57            107.47
            12/10/98    122.50        112.82            105.80
            12/11/98    123.93        112.61            105.93
            12/14/98    122.50        111.30            103.63
            12/15/98    122.14        111.51            105.60
            12/16/98    120.36        110.80            105.52
            12/17/98    117.50        111.35            107.15
            12/18/98    121.79        112.08            107.89
            12/21/98    126.79        113.24            109.23
            12/22/98    136.79        113.54            109.30
            12/23/98    135.71        115.17            111.56
            12/24/98    133.93        114.67            111.36
            12/28/98    136.43        115.21            111.29
            12/29/98    136.79        114.68            112.77
            12/30/98    137.14        115.45            111.87
            12/31/98    136.79        116.18            111.63
              1/4/99    135.00        115.78            111.52
              1/5/99    133.21        115.38            113.04
              1/6/99    131.79        114.88            115.54
              1/7/99    130.00        114.30            115.30
              1/8/99    130.00        115.00            115.79
             1/11/99    131.07        114.83            114.77
             1/12/99    129.29        114.53            112.56
             1/13/99    129.64        112.87            112.10
             1/14/99    127.50        113.17            110.08
             1/15/99    125.71        113.45            112.90
             1/19/99    127.86        113.35            113.69
             1/20/99    130.71        112.62            114.11
             1/21/99    128.57        111.20            112.16
             1/22/99    131.07        110.59            111.26
             1/25/99    128.21        110.23            112.06
             1/26/99    128.57        109.63            113.72
             1/27/99    124.29        108.48            112.89
             1/28/99    126.07        109.18            114.91
             1/29/99    121.79        108.29            116.20
              2/1/99    125.00        107.16            115.60
              2/2/99    122.50        106.51            114.60
              2/3/99    122.86        107.61            115.52
              2/4/99    121.07        107.04            113.38
              2/5/99    117.14        106.29            112.55
              2/8/99    117.14        105.60            112.95
              2/9/99    120.36        105.31            110.44
             2/10/99    115.36        105.17            111.11
             2/11/99    117.14        104.98            113.88
             2/12/99    113.93        104.07            111.71
             2/16/99    112.14        104.06            112.77
             2/17/99    112.50        102.91            111.15
             2/18/99    112.14        101.28            112.36
             2/19/99    111.79        101.87            112.53
             2/22/99    112.50        102.03            115.52
             2/23/99    114.29        102.52            115.44
             2/24/99    111.79        102.72            113.82
             2/25/99    111.07        103.37            113.06
             2/26/99    110.00        104.10            112.45
              3/1/99    108.93        104.01            112.26
              3/2/99    108.93        104.27            111.29
              3/3/99    106.43        104.11            111.49
              3/4/99    107.50        103.87            113.21
              3/5/99    108.57        104.09            115.83
              3/8/99    112.14        104.70            116.48
              3/9/99    108.93        104.08            116.22
             3/10/99    108.57        103.86            116.86
             3/11/99    108.57        103.05            117.84
             3/12/99    111.07        103.28            117.56
             3/15/99    112.14        103.95            118.71
             3/16/99    112.86        103.95            118.63
             3/17/99    109.29        103.45            117.86
             3/18/99    112.14        105.22            119.56
             3/19/99    110.71        104.69            117.99
             3/22/99    113.93        104.24            117.78
             3/23/99    115.00        103.55            114.61
             3/24/99    114.29        103.87            115.20
             3/25/99    116.43        103.86            117.14
             3/26/99    117.14        103.83            116.49
             3/29/99    119.29        103.59            118.98
             3/30/99    118.21        105.30            118.12
             3/31/99    118.57        104.20            116.82
              4/1/99    120.71        104.15            117.48
              4/5/99    123.57        103.77            119.97
              4/6/99    118.21        103.61            119.68
              4/7/99    117.86        103.35            120.49
              4/8/99    119.64        102.94            122.05
              4/9/99    119.64        103.96            122.44
             4/12/99    121.07        102.84            123.38
             4/13/99    120.36        103.15            122.58
             4/14/99    122.14        104.41            120.64
             4/15/99    121.79        104.26            120.13
             4/16/99    119.64        104.83            119.78
             4/19/99    117.14        104.49            117.10
             4/20/99    118.93        103.70            118.61
             4/21/99    120.00        102.79            121.33
             4/22/99    115.71        102.92            123.39
             4/23/99    120.36        102.45            123.22
             4/26/99    118.93        102.00            123.51
             4/27/99    120.00        102.01            123.76
             4/28/99    118.57        102.31            122.68
             4/29/99    118.57        101.47            121.94
             4/30/99    118.93        100.84            121.25
              5/3/99    120.71        101.72            123.01
              5/4/99    120.71        101.74            120.96
              5/5/99    121.43        101.32            122.35
              5/6/99    122.14        101.69            120.96
              5/7/99    122.50        101.83            122.14
             5/10/99    132.14        103.00            121.71
             5/11/99    128.21        104.00            123.10
             5/12/99    125.00        102.86            123.86
             5/13/99    123.21        103.62            124.19
             5/14/99    120.00        102.85            121.49
             5/17/99    118.93        103.08            121.64
             5/18/99    119.29        103.66            121.08
             5/19/99    121.07        103.95            122.07
             5/20/99    124.64        105.45            121.58
             5/21/99    127.14        104.61            120.80
             5/24/99    128.57        105.44            118.66
             5/25/99    128.21        105.35            116.64
             5/26/99    127.50        106.44            118.49
             5/27/99    125.71        106.46            116.36
             5/28/99    124.29        107.90            118.22
              6/1/99    128.21        110.10            117.53
              6/2/99    132.86        112.59            117.58
              6/3/99    127.50        111.99            118.01
              6/4/99    123.57        112.17            120.57
              6/7/99    128.57        111.63            121.19
              6/8/99    125.00        112.38            119.63
              6/9/99    125.71        111.50            119.75
             6/10/99    126.07        111.67            118.31
             6/11/99    124.29        112.89            117.48
             6/14/99    120.71        110.61            117.51
             6/15/99    121.79        111.90            118.16
             6/16/99    125.36        112.46            120.81
             6/17/99    126.43        114.28            121.68
             6/18/99    125.36        115.36            121.94
             6/21/99    123.21        115.83            122.50
             6/22/99    126.43        115.84            121.31
             6/23/99    122.14        115.13            121.06
             6/24/99    124.29        114.37            119.49
             6/25/99    123.93        115.42            119.44
             6/28/99    130.36        115.26            120.90
             6/29/99    129.29        115.81            122.73
             6/30/99    129.64        116.24            124.66
              7/1/99    129.29        116.33            125.41
              7/2/99    129.29        117.64            126.34
              7/6/99    128.93        117.94            126.06
              7/7/99    125.36        119.29            126.76
              7/8/99    127.50        119.16            126.63
              7/9/99    126.43        119.78            127.43
             7/12/99    122.14        120.48            127.05
             7/13/99    124.29        119.32            126.55
             7/14/99    124.64        120.47            126.97
             7/15/99    126.43        121.04            128.01
             7/16/99    128.21        122.08            128.84
             7/19/99    128.21        120.93            127.83
             7/20/99    128.57        119.92            125.05
             7/21/99    128.57        119.82            125.25
             7/22/99    136.43        118.88            123.59
             7/23/99    134.64        118.89            123.22
             7/26/99    132.50        117.67            122.39
             7/27/99    131.43        117.95            123.76
             7/28/99    132.14        119.20            123.99
             7/29/99    132.14        119.26            121.78
             7/30/99    132.14        119.19            120.66
              8/2/99    133.21        119.58            120.60
              8/3/99    136.07        119.89            120.07
              8/4/99    136.43        120.63            118.54
              8/5/99    136.43        120.10            119.30
              8/6/99    132.14        120.42            118.08
              8/9/99    132.50        119.77            117.85
             8/10/99    133.21        119.21            116.37
             8/11/99    133.21        118.69            118.23
             8/12/99    131.79        118.85            117.89
             8/13/99    134.29        118.64            120.57
             8/16/99    137.86        119.41            120.85
             8/17/99    140.18        120.32            122.06
             8/18/99    157.86        121.69            121.04


                               Last three Months

                         [TABLE REPRESENTS LINE GRAPH]

                                   US Regulated
              Date      Knicks    Water Companies      S&P 500
              ----      ------    ---------------      -------
             5/18/99    100.00        100.00           100.00
             5/19/99    101.50        100.28           100.82
             5/20/99    104.49        101.73           100.41
             5/21/99    106.59        100.92            99.77
             5/24/99    107.78        101.72            98.00
             5/25/99    107.49        101.64            96.33
             5/26/99    106.89        102.68            97.86
             5/27/99    105.39        102.71            96.11
             5/28/99    104.19        104.09            97.64
              6/1/99    107.49        106.22            97.07
              6/2/99    111.38        108.62            97.11
              6/3/99    106.89        108.04            97.47
              6/4/99    103.59        108.22            99.58
              6/7/99    107.78        107.69           100.09
              6/8/99    104.79        108.42            98.80
              6/9/99    105.39        107.57            98.90
             6/10/99    105.69        107.73            97.71
             6/11/99    104.19        108.91            97.02
             6/14/99    101.20        106.71            97.05
             6/15/99    102.10        107.96            97.59
             6/16/99    105.09        108.49            99.78
             6/17/99    105.99        110.25           100.49
             6/18/99    105.09        111.29           100.71
             6/21/99    103.29        111.75           101.18
             6/22/99    105.99        111.75           100.19
             6/23/99    102.40        111.07            99.98
             6/24/99    104.19        110.33            98.68
             6/25/99    103.89        111.35            98.65
             6/28/99    109.28        111.20            99.85
             6/29/99    108.38        111.73           101.36
             6/30/99    108.68        112.14           102.95
              7/1/99    108.38        112.23           103.57
              7/2/99    108.38        113.49           104.34
              7/6/99    108.08        113.78           104.11
              7/7/99    105.09        115.08           104.69
              7/8/99    106.89        114.96           104.58
              7/9/99    105.99        115.55           105.25
             7/12/99    102.40        116.23           104.93
             7/13/99    104.19        115.11           104.52
             7/14/99    104.49        116.22           104.86
             7/15/99    105.99        116.77           105.72
             7/16/99    107.49        117.77           106.41
             7/19/99    107.49        116.67           105.57
             7/20/99    107.78        115.70           103.28
             7/21/99    107.78        115.60           103.45
             7/22/99    114.37        114.69           102.07
             7/23/99    112.87        114.69           101.77
             7/26/99    111.08        113.52           101.08
             7/27/99    110.18        113.79           102.21
             7/28/99    110.78        115.00           102.41
             7/29/99    110.78        115.06           100.58
             7/30/99    110.78        114.99            99.66
              8/2/99    111.68        115.36            99.60
              8/3/99    114.07        115.66            99.16
              8/4/99    114.37        116.37            97.90
              8/5/99    114.37        115.87            98.53
              8/6/99    110.78        116.17            97.52
              8/9/99    111.08        115.55            97.34
             8/10/99    111.68        115.00            96.11
             8/11/99    111.68        114.50            97.65
             8/12/99    110.48        114.66            97.36
             8/13/99    112.57        114.45            99.58
             8/16/99    115.57        115.20            99.81
             8/17/99    117.51        116.07           100.81
             8/18/99    132.34        117.40            99.96


Note: (1) Includes American Water Works, Philadelphia Suburban, E'Town Corp.,
      California Water Service, American States Water, SJW Corp., Connecticut Water Service, and Middlesex Water.


                                    B(3)-6

                                  PROJECT HOOPS
--------------------------------------------------------------------------------
                  Last 12 Months Knicks Stock Price Performance

                         [TABLE REPRESENTS LINE GRAPH]

                                         Knicks
                Date          Volume     Price     Annotations
                ----          ------     -----     -----------
               8/18/98         41.1      $17.50
               8/19/98         25.1      $17.50
               8/20/98         28.2      $17.38
               8/21/98         28.3      $17.50
               8/24/98         37.1      $17.69
               8/25/98         33.4      $17.63
               8/26/98         21.6      $17.56
               8/27/98         24.9      $17.69
               8/28/98         24.5      $17.69       17.69
               8/31/98         26.1      $17.75
                9/1/98         46.5      $17.56
                9/2/98         41.9      $17.56
                9/3/98         39.2      $17.50
                9/4/98         17.1      $17.63
                9/8/98         28.4      $17.81
                9/9/98         21.0      $17.44
               9/10/98         73.0      $17.19
               9/11/98         40.7      $17.06
               9/14/98         24.7      $17.00
               9/15/98         25.0      $17.00
               9/16/98         13.3      $16.81
               9/17/98         63.8      $16.69
               9/18/98         75.1      $16.56
               9/21/98         25.0      $16.63
               9/22/98         63.8      $16.50
               9/23/98         55.3      $16.81
               9/24/98         29.4      $16.94
               9/25/98         22.7      $17.00
               9/28/98         39.4      $17.00
               9/29/98         44.7      $17.00
               9/30/98         10.7      $17.00
               10/1/98         47.5      $16.56
               10/2/98         27.9      $16.75
               10/5/98         82.6      $17.94
               10/6/98         48.9      $18.31
               10/7/98         39.1      $18.25
               10/8/98         47.7      $18.56
               10/9/98         49.7      $18.44       18.44
              10/12/98         12.4      $18.25
              10/13/98         19.8      $18.13
              10/14/98         19.6      $18.56
              10/15/98         35.1      $18.50        18.5
              10/16/98         31.1      $18.69
              10/19/98         22.6      $18.69
              10/20/98         29.0      $19.06
              10/21/98         49.1      $19.44
              10/22/98         60.9      $19.56
              10/23/98         51.7      $19.56
              10/26/98         25.7      $19.50
              10/27/98         54.8      $19.38
              10/28/98         17.0      $19.06
              10/29/98         20.9      $19.13
              10/30/98         80.9      $19.38
               11/2/98         24.8      $19.63
               11/3/98         26.5      $19.75
               11/4/98         16.0      $19.56
               11/5/98         21.5      $19.75       19.75
               11/6/98         24.8      $19.63
               11/9/98         33.5      $19.94
              11/10/98         48.1      $19.88
              11/11/98         35.6      $19.81
              11/12/98         22.6      $19.94
              11/13/98         34.7      $19.31
              11/16/98         27.7      $20.00
              11/17/98         26.6      $20.00
              11/18/98         32.5      $20.06
              11/19/98         33.8      $20.44
              11/20/98         23.2      $20.13
              11/23/98         29.3      $20.06
              11/24/98         57.4      $20.00
              11/25/98         21.7      $20.06
              11/27/98         12.4      $20.13
              11/30/98         31.4      $20.75
               12/1/98         48.8      $21.00
               12/2/98         37.6      $20.94
               12/3/98         33.8      $20.44
               12/4/98         28.6      $21.00
               12/7/98         65.0      $22.38
               12/8/98         97.9      $22.56
               12/9/98         28.0      $22.00
              12/10/98         46.7      $21.44
              12/11/98         22.3      $21.69
              12/14/98         24.7      $21.44
              12/15/98         37.1      $21.38
              12/16/98         15.0      $21.06
              12/17/98         43.2      $20.56
              12/18/98         43.3      $21.31
              12/21/98        109.0      $22.19
              12/22/98        101.6      $23.94
              12/23/98         60.1      $23.75
              12/24/98         26.3      $23.44
              12/28/98         35.9      $23.88
              12/29/98         25.9      $23.94
              12/30/98         43.3      $24.00
              12/31/98         31.9      $23.94
                1/4/99         73.1      $23.63
                1/5/99         87.4      $23.31
                1/6/99         50.2      $23.06
                1/7/99         47.0      $22.75
                1/8/99         78.8      $22.75
               1/11/99         58.5      $22.94
               1/12/99         26.1      $22.63
               1/13/99         51.5      $22.69
               1/14/99         25.8      $22.31
               1/15/99         31.0      $22.00
               1/19/99         31.9      $22.38
               1/20/99         24.6      $22.88
               1/21/99         27.3      $22.50        22.5
               1/22/99         19.3      $22.94
               1/25/99         26.8      $22.44
               1/26/99         14.6      $22.50
               1/27/99         34.7      $21.75
               1/28/99         16.8      $22.06
               1/29/99         28.4      $21.31
                2/1/99         33.8      $21.88
                2/2/99         21.3      $21.44
                2/3/99         25.2      $21.50
                2/4/99         20.4      $21.19
                2/5/99         26.0      $20.50
                2/8/99         39.7      $20.50
                2/9/99         42.1      $21.06
               2/10/99         32.1      $20.19
               2/11/99         32.2      $20.50
               2/12/99         36.7      $19.94
               2/16/99         35.4      $19.63
               2/17/99         28.7      $19.69
               2/18/99         30.8      $19.63
               2/19/99         26.3      $19.56
               2/22/99         24.5      $19.69
               2/23/99         31.2      $20.00
               2/24/99         50.3      $19.56
               2/25/99         28.4      $19.44
               2/26/99         52.9      $19.25
                3/1/99         63.9      $19.06
                3/2/99         50.3      $19.06
                3/3/99         44.4      $18.63
                3/4/99         47.9      $18.81
                3/5/99         21.1      $19.00
                3/8/99         18.9      $19.63
                3/9/99         20.2      $19.06
               3/10/99         44.4      $19.00
               3/11/99         38.1      $19.00
               3/12/99         29.6      $19.44
               3/15/99         18.0      $19.63
               3/16/99         46.5      $19.75
               3/17/99         36.5      $19.13
               3/18/99         34.3      $19.63
               3/19/99         23.2      $19.38
               3/22/99         35.0      $19.94
               3/23/99         42.6      $20.13
               3/24/99         21.4      $20.00
               3/25/99         34.0      $20.38
               3/26/99         21.1      $20.50
               3/29/99         15.3      $20.88
               3/30/99         29.3      $20.69
               3/31/99         22.8      $20.75
                4/1/99         31.7      $21.13
                4/5/99         33.6      $21.63
                4/6/99         24.8      $20.69
                4/7/99         12.9      $20.63
                4/8/99         43.5      $20.94
                4/9/99         24.3      $20.94
               4/12/99         43.0      $21.19
               4/13/99         29.1      $21.06
               4/14/99         35.3      $21.38
               4/15/99         25.3      $21.31
               4/16/99         42.4      $20.94       20.94
               4/19/99         45.8      $20.50
               4/20/99         45.5      $20.81
               4/21/99         32.3      $21.00
               4/22/99         44.5      $20.25
               4/23/99         35.3      $21.06
               4/26/99         14.0      $20.81
               4/27/99         44.5      $21.00
               4/28/99         21.6      $20.75
               4/29/99         15.2      $20.75
               4/30/99         21.3      $20.81
                5/3/99         42.5      $21.13
                5/4/99         19.0      $21.13
                5/5/99         22.6      $21.25
                5/6/99         17.5      $21.38
                5/7/99         23.2      $21.44
               5/10/99         49.8      $23.13
               5/11/99         35.2      $22.44       22.44
               5/12/99         24.2      $21.88
               5/13/99         31.0      $21.56
               5/14/99         12.3      $21.00
               5/17/99         50.0      $20.81
               5/18/99         29.8      $20.88
               5/19/99         27.0      $21.19
               5/20/99         50.9      $21.81
               5/21/99         21.2      $22.25
               5/24/99         35.6      $22.50
               5/25/99          8.8      $22.44
               5/26/99         17.9      $22.31
               5/27/99         31.3      $22.00
               5/28/99         35.3      $21.75
                6/1/99         32.5      $22.44
                6/2/99        114.9      $23.25
                6/3/99         32.8      $22.31
                6/4/99         18.5      $21.63
                6/7/99         14.4      $22.50
                6/8/99         30.4      $21.88
                6/9/99         22.4      $22.00
               6/10/99         20.8      $22.06
               6/11/99         18.8      $21.75
               6/14/99         22.0      $21.13
               6/15/99         37.6      $21.31
               6/16/99         21.0      $21.94
               6/17/99         26.8      $22.13
               6/18/99         58.2      $21.94
               6/21/99         20.0      $21.56
               6/22/99         24.6      $22.13
               6/23/99         22.5      $21.38
               6/24/99         18.2      $21.75
               6/25/99         11.0      $21.69
               6/28/99         50.0      $22.81
               6/29/99         21.3      $22.63
               6/30/99         49.1      $22.69
                7/1/99         27.3      $22.63
                7/2/99         28.4      $22.63
                7/6/99         36.3      $22.56
                7/7/99         77.7      $21.94
                7/8/99         30.2      $22.31
                7/9/99         15.7      $22.13
               7/12/99        142.1      $21.38
               7/13/99         14.5      $21.75       21.75
               7/14/99         14.3      $21.81
               7/15/99         44.4      $22.13       22.13
               7/16/99         85.4      $22.44
               7/19/99         15.7      $22.44
               7/20/99         33.3      $22.50
               7/21/99         45.5      $22.50
               7/22/99         74.5      $23.88
               7/23/99         24.3      $23.56
               7/26/99         12.4      $23.19
               7/27/99         59.3      $23.00
               7/28/99         64.6      $23.13
               7/29/99         37.8      $23.13
               7/30/99         23.9      $23.13       23.13
                8/2/99         26.9      $23.31
                8/3/99         24.1      $23.81
                8/4/99         30.1      $23.88
                8/5/99         19.9      $23.88
                8/6/99         49.8      $23.13
                8/9/99         16.1      $23.19
               8/10/99         30.3      $23.31
               8/11/99         36.5      $23.31
               8/12/99         43.0      $23.06
               8/13/99         43.2      $23.50
               8/16/99         50.0      $24.13
               8/17/99         94.9      $24.53
               8/18/99        562.1      $27.63       27.63



                                    B(3)-7

                                 PROJECT HOOPS
--------------------------------------------------------------------------------
                               Analyst Commentary

                                                                       EPS Estimate($)
                                                            Stock      ---------------    Target       5-Yr
Company          Analyst       Recommendation    Date       Price($)   FY99      FY00     Price($)     CAGR
-------------    ---------     --------------    -------    --------   -----     -----    ---------    ----
I/B/E/S              --                                                $1.28     $1.35    $  --        5.5%
Zacks                --                                                 1.27      1.35       N/A       5.0%
Merrill Lynch    J. Lehman     Accumulate        7/21/99    $22 7/16    1.26      1.40    $  25        6.0%
HSBC             P. Coy        Accumulate        5/11/99     22 7/16    1.23      1.31    $22 - $24    N/A
A.G. Edwards     T. Winter     Maintain          4/16/99     20 7/8     1.25      1.33       N/A       N/A
Value Line       P. Roth       N/A                2/5/99       22       1.30      1.50       N/A       N/A

o "We expect UWR to continue its moderate, steady growth for the foreseeable future. We are currently estimating EPS will grow 5-7% in both 1999 and 2000, excluding future acquisition activity, primarily due to rate increases and modest population/water usage growth in existing regions. Additionally, improving returns from the contract operations business should contribute significantly to earnings growth. Our $25 price objective assumes a 5% discount to the average 1999E P/E multiple applied to 2000E."

      - Merrill Lynch

o "We also continue to maintain our Accumulate rating on the stock, although it is approaching our target price range of $22-24."

      - HSBC

o "We have maintained our 1999 and 2000 EPS estimates of $1.25 and $1.33, respectively. We continue to recommend investors MAINTAIN POSITION in shares of UWR until we gain confidence that UWS can materially add to EPS."

      - A.G. Edwards

o "These shares appear a tad rich at the moment. The stock price has increased by more than 35% over the past year. Consequently, the equity's 3- to 5-year total return potential is not impressive, despite the consistent earnings gains we predict out to 2001 - 2003."

      - Value Line


                                    B(3)-8

--------------------------------------------------------------------------------

                        PRELIMINARY STANDALONE VALUATION

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               VALUATION SUMMARY

--------------------------------------------------------------------------------

                                  PROJECT HOOPS
--------------------------------------------------------------------------------
                        Preliminary Valuation Summary(1)

                 [THE FOLLOWING IS REPRESENTED BY A BAR GRAPH]

        --------------------------------------------------------------
        Last 12 Months Unaffected Trading Range         $16.38  $25.00
        --------------------------------------------------------------
        Discounted Cash Flow Analysis                    26.04   35.88
        --------------------------------------------------------------
        Comparable Companies Analysis                    20.45   23.08
        --------------------------------------------------------------
        Comparable Companies Analysis with 40% Premium  28.64   32.32
        --------------------------------------------------------------
        Precendent Transactions Analysis                 21.18   32.79
        --------------------------------------------------------------

                        Equity Value Per Knicks Share(4)

Notes: (1) Valuation as of July 31, 1999.
       (2) Based on share price of $23.06 as of 8/12/99.
       (3) Discounted cash flow analysis includes a comparable company analysis for services business and UK holdings.
       (4) Assumes 41.0MM shares outstanding.


                                    B(3)-9

--------------------------------------------------------------------------------

                         DISCOUNTED CASH FLOW VALUATION

--------------------------------------------------------------------------------

                                  PROJECT HOOPS
--------------------------------------------------------------------------------
                    Valuation Analysis by Business Segment(1)

                        Equity Value Per Knicks Share(2)

                                   [GRAPHIC]

                                  Spurs Offer
                                     $35.40

     Regulated Utility           Knicks Water          Northumbrian
   and Knicks Properties     Services Partnership      Partnership     Total
   ---------------------     --------------------      -----------     -----

          $25.71                    $2.29                 $2.64        $30.64

o  Discounted Cash Flows    o 1.0x - 2.0x 99E Revenues
o  WACC: 6.0% - 6.5%
o  Perpetual Growth
   Rate: 1.0% - 2.0%

Notes: (1) Valuation as of July 31, 1999.
       (2) Assumes 41.0MM shares outstanding.
       (3) Share price as of 8/12/99.


                                    B(3)-10

                                  PROJECT HOOPS
--------------------------------------------------------------------------------
                          Discounted Cash Flow Analysis

                 Core Business Valuation as of July 31, 1999(1)

                          ($MM, except per share data)

Perpetual Growth Rate (%)                                 1.0                              1.5
                                         --------------------------------   ------------------------------
Discount Rate                              5.50%      6.25%      7.00%        5.50%       6.25%      7.00%
                                         ------     ------      ------      ------      ------     ------
  Present Value of
    Cash Flows - 1999                       $41        $41         $41         $41         $41        $41
    Cash Flows - 2000 to 2009               584        561         539         584         561        539
    Terminus                              1,307      1,044         852       1,478       1,160        934
Aggregate Value                          $1,932     $1,646      $1,433      $2,102      $1,762     $1,515

  Cash (2)                                  $43         43          43         $43         $43        $43
  Preferred Stock (2)                       (31)       (31)        (31)        (31)        (31)       (31)
  Total Debt (2)                           (719)      (719)       (719)       (719)       (719)      (719)
                                         ------     ------      ------      ------      ------     ------
Equity Value                             $1,224       $939        $725      $1,395      $1,055       $807
                                         ======     ======      ======      ======      ======     ======
  Equity Value per Share (3)             $29.85     $22.89      $17.68      $34.01      $25.71     $19.68
  Premium (Discount) to Market (4)         29.4%      (0.8)%     (23.3)%      47.5%       11.5%     (14.7)%
  1999E P/E Implied                        11.2x       8.6x        6.6x       12.8x        9.7x       7.4x
  Price/Book                               2.48x      1.90x       1.47x       2.83x       2.14x      1.64x
Terminal Value Analysis

% Value in Terminus                        67.6%      63.4%       59.5%       70.3%       65.8%      61.7%
% Value in Cash Flows                      32.4%      36.6%       40.5%       29.7%       34.2%      38.3%
Implied Terminal Aggregate Multiples
  EBITDA                                   11.0x       9.5x        8.3x       12.5x       10.5x       9.1x
  EBIT                                     14.7x      12.6x       11.1x       16.6x       14.0x      12.2x
Implied Terminal Equirt Multiples
  Book Value                               2.95x      2.40x       1.98x       3.47x       2.78x      2.27x
  Net Income                              22.4 x     18.2 x      15.0 x      26.3 x      21.0 x     17.2 x

Perpetual Growth Rate (%)                              2.0
                                         -----------------------------
Discount Rate                              5.50%      6.25%      7.00%
                                         ------     ------     ------
  Present Value of
    Cash Flows - 1999                       $41        $41        $41
    Cash Flows - 2000 to 2009               584        561        539
    Terminus                              1,697      1,303      1,033
Aggregate Value                          $2,322     $1,905     $1,613

  Cash (2)                                  $43        $43        $43
  Preferred Stock (2)                       (31)       (31)       (31)
  Total Debt (2)                           (719)      (719)      (719)
                                         ------     ------     ------
Equity Value                             $1,615     $1,197       $906
                                         ======     ======     ======
  Equity Value per Share (3)             $39.36     $29.19     $22.08
  Premium (Discount) to Market (4)         70.7%      26.6%      (4.3)%
  1999E P/E Implied                        14.8x      11.0x       8.3x
  Price/Book                               3.27x      2.43x      1.84x
Terminal Value Analysis

% Value in Terminus                        73.1%      68.4%      64.0%
% Value in Cash Flows                      26.9%      31.6%      36.0%
Implied Terminal Aggregate Multiples
  EBITDA                                   14.3x      11.8x      10.1x
  EBIT                                     19.1x      15.8x     13.4 x
Implied Terminal Equirt Multiples
  Book Value                               4.13x      3.24x      2.62x
  Net Income                              31.3 x     24.6 x     19.8 x

Notes: (1) Excludes Knicks U.K., Knicks Services and Growth Initiatives.
       (2) Balances as of 6/30/99. Total Debt excludes the amounts at the U.K. and Services levels.
       (3) Based on 41.0MM fully diluted shares.
       (4) Based on 8/12/99 closing price of $23.06.


                                    B(3)-11

                                  PROJECT HOOPS
--------------------------------------------------------------------------------
                    Knicks Water Services Valuation Analysis

                             ($MM, except per share)

                                                                   Implied Value Range
                                                      --------------------------------------------        Knicks          Knicks
1999 Operating Revenues         Valuation Range             Aggregate                Equity(1)          Ownership     Share of Value
-----------------------      -------------------      ---------------------     ------------------      ---------     --------------

USA              $152.4      1.0 x    -    2.0 x      $152.4    -    $304.7     $109.4   -  $261.7        50.00%      $54.7 - $130.9

Canada              1.9      1.0 x    -    2.0 x         1.9    -       3.8        1.9   -     3.8        33.33%        0.6 -    1.3

Total            $154.3                               $154.3    -    $308.5     $111.3   -  $265.5                    $55.3 - $132.1

                     -----------------------------------------------------------
                        Equity Value Per Knicks Share         $1.35  -  $3.22
                     -----------------------------------------------------------

Notes:
(1) Aggregate Value less Net Debt at the operating company of $43MM as of 6/30/99 attributed to U.S. operations.
(2)   Based on 41.0 MM fully diluted shares.


                                    B(3)-12

                                  PROJECT HOOPS
--------------------------------------------------------------------------------
                Knicks UK Comparable Companies Valuation Analysis

                                          Multiple Range     Implied Aggregate Value(3)      Implied Equity Value
                                        -----------------    --------------------------      ---------------------
                         Statistics       Low       High         Low            High            Low           High
                         ----------     ------     ------    -----------     -----------     --------     --------
Aggregate Value
---------------

LTM EBITDA(1)              $377.2        7.5 x  -   8.5 x       $2,829.1  -  $3,206.4        $1,900.6  -  $2,277.8

LTM EBIT(1)                $297.3       10.5 x  -  11.5 x        3,121.8  -   3,419.1         2,193.3  -   2,490.6

Equity Value
------------

LTM Cash Flows(1)(2)       $273.3        5.0 x      6.0 x        2,294.8  -   2,568.1         1,366.3  -   1,639.6

Tangible Book Value      $1,451.4        1.1 x  -   1.3 x        2,525.1  -   2,815.4         1,596.6  -   1,886.9

                                 ----------------------------------------------------------------------------------
                                                     Median     $2,677.1  -  $3,010.9        $1,748.6  -  $2,082.3

                                         Liquidity Discount     20%       -  0%              $1,398.9     $2,082.3
                                         Knicks UK Interest              10%                   $139.9       $208.2
                                       Less: Knicks UK Debt                                    ($66.0)      ($66.0)
                                   Value of Knicks Interest                                     $73.9       $142.2
                                               Per Share(4)                                     $1.80        $3.47
                                 ----------------------------------------------------------------------------------

Notes:
(1)   For the period ending 12/31/98.
(2)   Cash Flow equals Net Income plus Depreciation & Amortization.
(3) Includes total debt and preferrred of $1,094MM, net of $166MM cash as of 12/31/98.
(4) Assumes 41.0MM diluted shares outstanding (based on 40.4MM basic shares (including converted preference stock) outstanding as of 6/30/99 and 1.3MM options at an average exercise price of $18.35).


                                    B(3)-13

                                  PROJECT HOOPS
--------------------------------------------------------------------------------
         Trading Statistics of Selected UK Regulated Water Companies(1)

                                                              Equity Value               Aggregate Value/LTM
                                                  -----------------------------------   ----------------------
                                                   Net Income                                                                 5-Year
   Company                    Equity     Agg.     ------------      Book     LTM Cash                             Dividend    Growth
     Name          Price      Value     Value     FY1      FY2     Value      Flow(2)   Sales   EBITDA    EBIT      Yield      Rate
---------------    ------    ------     ------   -----     -----   -----     --------   -----   ------    ----      -----      ----
                              ($MM)     ($MM)

Anglian Water      $12.14    $3,132     $6,131    9.5x     14.0x    1.2x       5.2x      4.6x    7.9x     10.7x      5.7%      N.A.

Thames Water        13.51     4,726      8,590    8.5      12.0     1.4        5.6       4.0     8.0      10.1       5.1       -4.7

Kelda Group(3)       6.67     2,608      4,765    8.1      11.6     1.0        4.7       4.4     7.4      11.1       5.4       -2.9

Severn Trent        13.65     4,631      7,847    9.1      14.0     1.2        6.4       3.8     8.3      10.9       5.1       N.A.

Pennon Group        17.91     2,438      3,843   13.3      16.1     1.7        9.1       5.5    10.7      14.3       4.1        0.2

------------------------------------------------------------------------------------------------------------------------------------
Median:                                           9.1x     14.Ox    1.2x       5.6x      4.4x    8.0x     1O.9x      5.1%      -2.9%
------------------------------------------------------------------------------------------------------------------------------------

Notes:
(1)   Share prices and I/B/E/S estimates as of 08/18/99.
(2)   Cash flow equals Net Income plus Depreciation & Amortization.
(3)   Formerly Yorkshire Water.


                                    B(3)-14

                                  PROJECT HOOPS
--------------------------------------------------------------------------------
                           Factors Affecting Valuation

OFWAT

o Discussions on valuation for Knicks was overshadowed by OFWAT's announcement of its Draft Determinations on July 27, 1999, which included the U.K. water regulator's recommendation for water rates for the next five years

o As shown in the chart below, Northumbrian was hit the hardest of all the U.K. water companies both in terms of an initial hit to prices, as well as an average price reduction over 5 years

--------------------------------------------------------------------------------------------
                                     Draft Price Reduction
                                     ---------------------
                                                                                  Average
                         2000-01      2001-02    2002-03    2003-04    2004-05    5 Years
                         -------      -------    -------    -------    -------    -------
Anglian                   -11.1         0.0        1.0        2.2        2.5        -1.2
Dwr Cymru                 -13.8        -2.7        0.0        0.0        2.4        -3.0
North West                 -9.3        -2.0        0.0        0.0        2.0        -1.9
Northumbrian              -25.5        -1.5        0.0        1.0        1.0        -5.6
Severn Trent              -14.1        -1.0       -1.0        0.0        1.0        -3.2
South West                -13.7         0.0        2.0        2.0        2.5        -1.6
Southern                  -15.6         0.0        0.0        0.0        0.0        -3.3
Thames                    -11.7         0.0       -1.0       -1.0        0.0        -2.8
Wessex                    -13.5         0.0        0.0        2.0        3.1        -1.9
Yorkshire                 -15.2        -2.0        0.0        0.0        1.0        -3.4
Average (weighted)        -13.4        -1.0       -0.1        0.3        1.3        -2.7
--------------------------------------------------------------------------------------------

o The rate reductions are still only proposals and Northumbrian will still be able to provide comments on the draft (which is to be finalized in November). The Company can also pursue a mitigation of the rate reduction through the Monopolies and Mergers Commission, as well as pursue internal cost reductions/efficiencies


                                    B(3)-15

--------------------------------------------------------------------------------

                          COMPARABLE COMPANY VALUATION

--------------------------------------------------------------------------------

                                  PROJECT HOOPS
--------------------------------------------------------------------------------
                     Comparable Companies Valuation Analysis

                                              Multiple Range        Implied Aggregate Value(6)       Implied Equity Value
                                           -------------------      --------------------------       --------------------
                            Statistics       Low        High            Low            High             Low         High
                            ----------     ------       ------        --------       --------         ------       ------
Aggregate Value
---------------
LTM EBITDA(1)(2)              $153.9       10.0x    -   11.0x         $1,538.8   -   $1,692.6         $761.4   -   $915.3
LTM EBIT(1)(2)                $111.2       13.0x    -   14.0x          1,446.2   -    1,557.5          668.9   -    780.1

Equity Value
------------
FY 1999 Net Income(3)          $52.1       18.0x    -   19.0x          1,714.6   -    1,766.6          937.2   -    989.3
FY 2000 Net Income(3)          $54.9       17.5x        18.5x          1,738.4   -    1,793.3          961.0   -  1,015.9
LTM Cash Flows(1)(2)(4)        $84.7       10.5x        11.5x          1,666.5   -    1,751.2          889.2   -    973.9
Tangible Book Value(5)        $436.0        1.8x    -    2.0x          1,562.2   -    1,649.4          784.8   -    872.0

                                                  ------------------------------------------------------------------------
                                                      Median          $1,614.4   -   $1,721.9         $837.0   -   $944.6

                                                      Per Share(7)                                    $20.45       $23.08
                                                      Premium (Discount) to Unaffected(8)             -11.3%         0.1%

                                                      Median Plus 40% Control Premium                 $28.64       $32.32
                                                  ------------------------------------------------------------------------

Notes:
(1) Excludes the gain on sale of Harrison Plaza of $5.8MM in the first quarter of 1999.
(2)   For the period ending 6/30/99.
(3)   I/B/E/S estimates as of 8/12/99.
(4)   Cash Flow equals Net Income plus Depreciation & Amortization.
(5)   As of 6/30/99.
(6) Includes total debt and preferrred of $821MM, net of $43MM cash as of 6/30/99.
(7)   Assumes 40.9 MM fully diluted shares outstanding.
(8)   Based on unaffected share price of $23.06 as of 8/12/99.


                                    B(3)-16

                                  PROJECT HOOPS
--------------------------------------------------------------------------------
        Trading Statistics of Selected U.S. Regulated Water Companies(1)

                                                                              Equity Value                         Aggregate Value
                                                            ----------------------------------------------------   ---------------
                                                                    Net Income         Book Value
                                       Equity     Agg.      ----------------------    --------------  LTM Cash
Company                       Price    Value     Value      LTM     1999E    2000E    Full     Tang.   Flow(2)     EBITDA     EBIT
-------                       -----    -----     -----      ---     -----    -----    ----     -----   -------     ------     ----
                                       ($MM)     ($MM)
American Water Works         $29.25    $2,825    $5,463     22.5x   17.7x    16.7x    1.86x    1.89x    11.2x        11.2x    15.1x

Philadelphia Suburban         22.00       899     1,375     20.5    20.2     18.5     2.53     2.53     12.3         10.3     13.2

E'Town Corp.                  48.06       412       752     17.3    18.5     17.6     1.85     1.85     11.0         13.6     18.0

California Water Service      30.88       390       555     18.3    20.0     19.3     2.29     2.29     10.7          9.0     11.9

American States Water         32.13       288       455     16.6    17.8     17.4     1.85     1.85      9.3          8.3     11.1

SJW Corp                      76.00       231       322     15.3    15.6     15.6     1.72     1.74      9.2          7.8     10.2

Connecticut Water Service     30.50       140       207     19.1    19.2     18.6     2.37     2.32     12.2         10.6     13.5

Middlesex Water               26.19       129       206     17.3    18.7     17.9     1.89     1.89     11.9         12.0     15.0

-----------------------------------------------------------------------------------------------------------------------------------
Median                                                      17.8x   18.6x    17.8x    1.87x    1.89x    11.1x        10.5x    13.3x
===================================================================================================================================
-----------------------------------------------------------------------------------------------------------------------------------
Knicks(3)                    $23.06      $938    $1,715     22.3x   18.0x    17.1x    1.89x    2.15x    11.1x        11.1x    15.4x
===================================================================================================================================


                                    Long-Term
                              Div.    Growth
Company                      Yield     Rate
-------                      -----     ----


American Water Works           2.9%     6.0%

Philadelphia Suburban          3.3      6.0

E'Town Corp.                   4.2      3.0

California Water Service       3.5     N.A.

American States Water          4.0      3.0

SJW Corp                       3.2     N.A.

Connecticut Water Service      3.8      3.0

Middlesex Water                4.5      3.0

--------------------------------------------
Median                         3.7%     3.0%
============================================
--------------------------------------------
Knicks(3)                      3.5%     5.5%
============================================

Notes:

(1)   Share prices and I/B/E/S estimates as of 8/18/99.
(2)   Cash flow equals Net Income plus Depreciation and Amortization
(3)   Knicks unaffected price as of 8/12/99.


                                    B(3)-17

--------------------------------------------------------------------------------

                        PRECEDENT TRANSACTION VALUATION

--------------------------------------------------------------------------------

                                  PROJECT HOOPS
--------------------------------------------------------------------------------
                   Precedent Transactions Valuation Analysis

                                      Multiple Range     Implied Aggregate Value (6)       Implied Equity Value
                                    -----------------    --------------------------     --------------------------
                      Statistics    Low          High       Low               High         Low              High
                      ----------    ---          ----       ---               ----         ---              ----
Aggregate Value

LTM EBITDA(1)(4)         $153.9    10.0x    -    13.0x    $1,538.8     -    $2,000.4    $  761.4     -    $1,223.0

LTM EBIT(1)(4)           $111.2    13.5x    -    18.5x     1,501.8     -     2,058.1       724.5     -     1,280.7

Equity Value

LTM Net Income(1)(4)     $ 42.1    23.0x    -    34.0x     1,744.7     -     2,207.3       967.3     -     1,429.9

Tangible Book Value(5)   $436.0     2.4x    -     3.2x     1,823.8     -     2,172.6     1,046.4     -     1,395.2

                                          ------------------------------------------------------------------------
                                          Median          $1,641.7     -    $2,115.3    $  864.3     -    $1,338.0

                                            Per Share(2)                                $  21.18          $  32.79

                                            Premium (Discount) to Unaffected(3)             -8.1%             42.2%
                                          ========================================================================

Notes:
(1) Excludes the gain on sale of Harrison Plaza of $5.8MM in the first quarter of 1999.
(2)   Assumes 40.8 MM fully diluted shares outstanding.
(3)   Based on unaffected share price of $23.06 as of 8/12/99.
(4)   LTM for the period ending 6/30/99.
(5)   As of 6/30/99
(6) Includes total debt and preferrred of $821MM, net of $43MM cash as of 6/30/99.


                                    B(3)-18

                                  PROJECT HOOPS
--------------------------------------------------------------------------------
                 Selected Water Industry Precedent Transactions

                                                                       Equity Value/L12M
                                                                    ------------------------------
                                                                                    Book Value
  Date                                       Equity        Agg.      Net         -----------------
Announced        Acquiror/Acquiree           Value       Value(1)   Income       Full     Tangible
---------        -----------------           -----       --------   ------       ----     --------
                                             ($MM)       ($MM)

06/01/99         Yorkshire Water/             $444        $599       22.1 x       2.92 x    2.92 x
                 Aquarion

03/23/99         California Water/              53          64       33.8         3.22      3.22
                 Dominguez

10/13/98         American Water Works/         475         701       25.6         2.43      2.43
                 National Enterprises(3)

07/24/98         ENRON/                      2,266       2,810       12.9(4)      2.06      2.06
                 Wessex Water

06/29/98         Philadelphia Suburban/        275         460       22.8         2.52      2.52
                 Consumers Water

12/19/96         NIPSCO/                       288         423       23.6         2.43      3.02
                 Indianapolis Water

                                            -------------------------------------------------------
                                            Mean:                    25.6 x(5)    2.60 x    2.70 x
                                            Median:                  23.6(5)      2.48      2.72
                                            =======================================================


                                                             Premium to Price
                            Aggregate Value/L12M             ------------------
  Date           ---------------------------------------     Prior        Prior
Announced        Customers    Sales      EBITDA     EBIT     Month         Day
---------        ---------    -----      ------     ----     -----        -----

06/01/99           4,248 x      5.2 x     10.2 x    15.5 x    42.5 %      19.3 %


03/23/99             489        2.5       13.1      18.4      52.7(2)     32.5(2)


10/13/98             412        4.0         NA        NA        NA          NA


07/24/98             781        6.4        9.5      12.4      37.2        28.0


06/29/98             687        4.3       10.3      13.9      42.9        26.0


12/19/96           1,802        2.9        9.8      13.2      44.6        23.1


                   -------------------------------------------------------------
                   1,403 x      4.2 x     10.6 x    14.7 x    44.0 %      25.8 %
                     734        4.1       10.2      13.9      42.9        26.0
                   =============================================================

Notes:
----------
(1) Aggregate value equals equity value plus debt and preferred stock less cash.
(2) Represents the premium prior to the initial California Water announcement in November 1998.
(3)   National Enterprises was a privately owned company.
(4)   Net income based on UK GAAP.
(5)   Mean and median exclude Enron/Wessex Water transaction.


                                    B(3)-19

--------------------------------------------------------------------------------

                            PRO FORMA MERGER ANALYSIS

--------------------------------------------------------------------------------

                                  PROJECT HOOPS
--------------------------------------------------------------------------------
                          Pro Forma Merger Assumptions

Transaction Structure:      o 100% Cash

Accounting Treatment:       o Purchase Accounting

Goodwill:                   o Two cases - amortized over 20 years and no
                              amortization

Transaction Date:           o Pro Forma as of 12/31/99

Offer Price Per Share:      o $35.00

Dividend:                   o Dividend increase of $0.06 per quarter for 3
                              quarters and $0.30 special dividend

Earnings Estimates:         o Based on I/B/E/S median estimates

Synergies:                  o No synergies assumed. Breakeven synergies shown

Cost of Acquisition Debt:   o Blended cost of funds of 7.5%


                                    B(3)-20

                                  PROJECT HOOPS
--------------------------------------------------------------------------------
                       Accretion/Dilution Impact to Spurs
                  I/B/ES Projections to I/B/E/S to Projections

Includes Goodwill
--------------------------------------------------------------------

                                   [GRAPHIC]

                                2000    2001    2002    2003    2004

                               (1.6%)  (2.5%)  (1.9%)  (1.4%)  (0.9%)

--------------------------     --------------------------------------
Pretax Breakeven Synergies     $31.9   $57.0   $49.7   $41.1   $35.8
==========================     ======================================

No Goodwill
--------------------------------------------------------------------

                                   [GRAPHIC]

                                2000    2001    2002    2003    2004

                                1.0%   (0.3%)   0.0%    0.3%    0.4%

--------------------------     --------------------------------------
Pretax Breakeven Synergies      $0.0    $6.2    $0.0    $0.0    $0.0
==========================     ======================================


                                    B(3)-21

--------------------------------------------------------------------------------

                          DRAFT FAIRNESS OPINION LETTER

--------------------------------------------------------------------------------